UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 9, 2020
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 9, 2020, the Board elected Karen Lee and Nathan I. Partain, to the Board of Directors of Northwest Natural Holding Company (NW Holdings or the Company), each as a Class III director effective January 1, 2021, for a term expiring on the date the Company’s 2021 Annual Meeting of Shareholders. Ms. Lee and Mr. Partain were each also elected to the Board of Directors of Northwest Natural Gas Company, the Company’s wholly owned subsidiary (NW Natural), commencing January 1, 2021.
Since 2010, Karen Lee has served as Chief Executive Officer of Pioneer Human Services, a leading nonprofit social-enterprise business based in Seattle, Washington, which operates several businesses to help fund its social mission to assist individuals with criminal histories lead healthy and productive lives. From 2005 to 2010, Ms. Lee served as the Commissioner of the Washington State Employment Security Department. Prior to her role as Commissioner, she held several leadership roles at Puget Sound Energy, including Director of Gas Operations, from 2002 to 2005. She also previously served as an associate attorney at K&L Gates LLP in Seattle, Washington, and spent four years as an Officer in the U.S. Army. Ms. Lee holds a juris doctorate from the University of Washington School of Law. She is a graduate of the United States Military Academy at West Point, where she earned a Bachelor of Science degree with a concentration in Russian Studies and a minor in engineering. Ms. Lee currently serves as a trustee at Western Washington University, a director at W. Lease Lewis Company, and a director of the Federal Reserve Bank of San Francisco. She is also a member of Washington’s Statewide Reentry Council and the Regence Blue Shield Community Advisory Board. Ms. Lee has been named a “40 Under 40” honoree and one of “Seattle’s Women of Influence” by the Puget Sound Business Journal, and more recently, received an “Executive Excellence” award from Seattle Business Magazine.
Nathan Partain is President and Co-Chief Investment Officer of Duff & Phelps Investment Management Co., a position he has held since 2005. Previously, Mr. Partain served as Executive Vice President of Duff & Phelps. Earlier, he was with Duff & Phelps Investment Research Co., where he served as the Director of Utility Research, Director of Equity Research, and Director of Fixed Income Research. Mr. Partain has also served as President and Chief Executive Officer of DNP Select Income Fund Inc. since 2001, and was Chief Investment Officer of DNP from 1998 to 2017, having previously served as its Executive Vice President and Senior Vice President. Since 2004, he has also served as President and Chief Executive Officer of Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. He has served as a Director of DNP

Select Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., and DTF Tax-Free Income Inc. since 2007, and President, Chief Executive Officer, and a Director of Duff & Phelps Utility & Infrastructure Fund Inc. since 2011. Mr. Partain has announced his intent to retire as President and Co-Chief Investment Officer of Duff & Phelps Investment Management Co., effective December 31, 2020. Mr. Partain is joining the Boards in his individual capacity and not in affiliation with any Duff & Phelps entity. Prior to joining Duff & Phelps, Mr. Partain held financial and regulatory positions with Gulf States Utilities Company. Mr. Partain has served on the Board of Directors of Otter Tail Corporation since 1993 and as its Chairman since 2011. Mr. Partain is a National Association of Corporate Directors (NACD) Board Leadership Fellow. He earned a BS and MBA from Sam Houston State University. Mr. Partain is a Chartered Financial Analyst (CFA) and a member of the CFA Society of Chicago.
In connection with their appointments to the Board and effective January 1, 2021, the Board appointed Ms. Lee to the Audit Committee and the Public Affairs and Environmental Policy Committee and the Board appointed Mr. Partain to the Finance Committee and the Organization and Executive Compensation Committee (OECC). The Board of Directors affirmatively determined Ms. Lee and Mr. Partain each qualifies as an “independent director” in accordance with the New York Stock Exchange listing standards and the Company’s Director Independence Standards for purpose of service on the full Board, and with respect to Karen Lee, the Audit Committee and with respect to Nathan Partain, the OECC.
Ms. Lee and Mr. Partain will each receive compensation for their services consisting of a cash retainer, and cash meeting fees under the Company’s director compensation programs applicable to non-employee members of the Board as described in the Company’s proxy statement for its 2020 annual meeting of shareholders. Ms. Lee and Mr. Partain are each expected to enter into the standard indemnification agreement, effective January 1, 2021, with each of the Company and NW Natural, which each of the Company and NW Natural offers to its executive officers and directors referenced as Exhibit 10l and Exhibit 10k, respectively, to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2019.
In connection with Ms. Lee’s and Mr. Partain’s appointment to the Board, the Board increased the number of directors comprising the Board from 12 to 13 directors, effective January 1, 2021.
Forward-Looking Statements
This report, and other presentations made by the Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors," and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the Company's most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk," and Part II, Item 1A, "Risk Factors," in the Company's quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.
Item 7.01 Regulation FD Disclosure
On December 15, 2020, the Company issued a press release announcing the appointment of Ms. Lee and Mr. Partain to the Board. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index below.
EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated December 15, 2020 (furnished pursuant to Item 7.01 hereof).

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: December 15, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate
Secretary